                                                               EXHIBIT(g)(2)(ii)

[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                  Sincerely,

                                                  /s/ Michael J. Roland
                                                  ----------------------------
                                                  Michael J. Roland
                                                  Executive Vice President and
                                                  Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. Mcgann
       ----------------------------------
Name:  EDWARD G. MCGANN
Title: MANAGING DIRECTOR
Duly Authorized

337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                             EFFECTIVE DATE
----                                                                             --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                                          May 17,2004
   ING Corporate Leaders Trust - Series B                                          May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                                            June 9, 2003
   ING Disciplined LargeCap Fund                                                   June 9, 2003
   ING Equity and Bond Fund                                                        June 9, 2003
   ING Financial Services Fund                                                     June 9, 2003
   ING LargeCap Growth Fund                                                        June 9, 2003
   ING LargeCap Value Fund                                                       February 1,2004
   ING MidCap Opportunities Fund                                                   June 9, 2003
   ING MidCap Value Fund                                                           June 9, 2003
   ING Principal Protection Fund                                                   June 2, 2003
   ING Principal Protection Fund II                                                June 2, 2003
   ING Principal Protection Fund III                                               June 2, 2003
   ING Principal Protection Fund IV                                                June 2, 2003
   ING Principal Protection Fund V                                                 June 2, 2003
   ING Principal Protection Fund VI                                                June 2, 2003
   ING Principal Protection Fund VII                                                May 1,2003
   ING Principal Protection Fund VIII                                            October 1, 2003
   ING Principal Protection Fund IX                                              February 2, 2004
   ING Principal Protection Fund X                                                 May 3, 2004
   ING Principal Protection Fund XI                                              August 16, 2004
   ING Principal Protection Fund XII                                            November 15, 2004
   ING Principal Protection Fund XIII                                           February 14, 2005
   ING Principal Protection Fund XIV                                              April 25, 2005
   ING Real Estate Fund                                                            June 9, 2003
   ING SmallCap Opportunities Fund                                                 June 9, 2003
   ING SmallCap Value Fund                                                         June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                  April 7, 2003
   ING GNMA Income Fund                                                           April 7, 2003
   ING High Yield Bond Fund                                                       April 7, 2003
   ING Intermediate Bond Fund                                                     April 7, 2003
   ING Lexington Money Market Trust                                               April 7, 2003
   ING Money Market Fund                                                          April 7, 2003
   ING National Tax-Exempt Bond Fund                                              April 7, 2003

ING GET FUND
   ING GET Fund - Series G                                                        July 14, 2003
   ING GET Fund - Series H                                                        July 14, 2003
   ING GET Fund - Series I                                                        July 14, 2003
   ING GET Fund - Series J                                                        July 14, 2003
   ING GET Fund - Series K                                                        July 14, 2003
   ING GET Fund - Series L                                                        July 14, 2003
   ING GET Fund - Series M                                                        July 14, 2003
   ING GET Fund - Series N                                                        July 14, 2003
   ING GET Fund - Series P                                                        July 14, 2003
   ING GET Fund - Series Q                                                        July 14, 2003
   ING GET Fund - Series R                                                        July 14, 2003
   ING GET Fund - Series S                                                        July 14, 2003
   ING GET Fund - Series T                                                        July 14, 2003
   ING GET Fund - Series U                                                        July 14, 2003
   ING GET Fund - Series V                                                        March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                               June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                                             January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                        January 6, 2003
   ING American Funds Growth Portfolio                                         September 2, 2003
   ING American Funds Growth-Income Portfolio                                  September 2, 2003
   ING American Funds International Portfolio                                  September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                              January 13, 2003
   ING Capital Guardian Managed Global Portfolio                               January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                    January 13, 2003
   ING Developing World Portfolio                                              January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                               January 6, 2003
   ING Evergreen Health Sciences Portfolio                                        May 3, 2004
   ING Evergreen Omega Portfolio                                                  May 3, 2004
   ING FMRSM Diversified Mid Cap Portfolio                                      January 6, 2003
   ING Goldman Sachs Tollkeeper(TM) Portfolio                                   January 6, 2003
   ING Hard Assets Portfolio                                                   January 13, 2003
   ING International Portfolio                                                 January 13, 2003
   ING Janus Special Equity Portfolio                                          January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                  January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                                     January 13, 2003
   ING Julius Baer Foreign Portfolio                                           January 13, 2003
   ING Legg Mason Value Portfolio                                              January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                                      May 1, 2004
   ING LifeStyle Growth Portfolio                                                 May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                                        May 1, 2004
   ING LifeStyle Moderate Portfolio                                               May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                                            January 6, 2003
   ING Liquid Assets Portfolio                                                    January 6, 2003
   ING Marsico Growth Portfolio                                                  January 13, 2003
   ING Mercury Focus Value Portfolio                                              January 6, 2003
   ING Mercury Large Cap Growth Portfolio                                         January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                              January 13, 2003
   ING MFS Total Return Portfolio                                                January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)                                      January 13, 2003
   ING PIMCO Core Bond Portfolio                                                 January 13, 2003
   ING PIMCO High Yield Portfolio                                                November 5, 2003
   ING Salomon Brothers All Cap Portfolio                                        January 6, 2003
   ING Salomon Brothers Investors Portfolio                                      January 6, 2003
   ING Stock Index Portfolio                                                     November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                              January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                     January 13, 2003
   ING UBS U.S. Balanced Portfolio                                                January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                        January 13, 2003
   ING Van Kampen Global Franchise Portfolio                                     January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                    January 13, 2003
   ING Van Kampen Real Estate Portfolio                                          January 13, 2003

ING MAYFLOWER TRUST
    ING International Value Fund                                                 November 3, 2003

ING MUTUAL FUNDS
    ING Emerging Countries Fund                                                  November 3, 2003
    ING Foreign Fund                                                               July 1, 2003
    ING Global Equity Dividend Fund                                              September 2, 2003
    ING Global Real Estate Fund                                                  November 3, 2003
    ING International Fund                                                       November 3, 2003
    ING International SmallCap Growth Fund                                       November 3, 2003
    ING Precious Metals Fund                                                     November 3, 2003
    ING Russia Fund                                                              November 3, 2003
    ING Worldwide Growth Fund                                                    November 3, 2003

ING PARTNERS, INC.
    ING Fidelity(R) VIP Contrafund(R) Portfolio                                 November 15, 2004
    ING Fidelity(R) VIP Equity Income Portfolio                                 November 15, 2004
    ING Fidelity(R) VIP Growth Portfolio                                        November 15, 2004
    ING Fidelity(R) VIP Mid Cap Portfolio                                       November 15, 2004

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                                        June 2, 2003
    ING Aeltus Money Market Fund                                                   June 2, 2003
    ING Balanced Fund                                                              June 2, 2003

ING SERIES FUND, INC. (CONT.)
   ING Classic Principal Protection Fund II                                        June 2, 2003
   ING Classic Principal Protection Fund III                                       June 2, 2003
   ING Classic Principal Protection Fund IV                                        June 2, 2003
   ING Equity Income Fund                                                          June 9, 2003
   ING Global Science and Technology Fund                                          June 2, 2003
   ING Government Fund                                                             June 2, 2003
   ING Growth Fund                                                                 June 9, 2003
   ING Index Plus LargeCap Fund                                                    June 9, 2003
   ING Index Plus MidCap Fund                                                      June 9, 2003
   ING Index Plus Protection Fund                                                  June 2, 2003
   ING Index Plus SmallCap Fund                                                    June 9, 2003
   ING International Growth Fund                                                 November 3, 2003
   ING Small Company Fund                                                          June 9, 2003
   ING Strategic Allocation Balanced Fund                                          June 2, 2003
   ING Strategic Allocation Growth Fund                                            June 2, 2003
   ING Strategic Allocation Income Fund                                            June 2, 2003
   ING Value Opportunity Fund                                                      June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                                    July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                    July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                                             July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                          June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                       September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                        December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                                         March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                                          June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                                       September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                                        December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                                          March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                                          June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1                                        TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                        TBD
   ING VP Worldwide Growth Portfolio                                             November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                                  July 7, 2003
   ING VP Growth Portfolio                                                         July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                            July 7, 2003
   ING VP Index Plus MidCap Portfolio                                              July 7, 2003


ING VARIABLE PORTFOLIOS, INC. (CONT.)
   ING VP Index Plus SmallCap Portfolio                                            July 7, 2003
   ING VP International Equity Portfolio                                         November 3, 2003
   ING VP Small Company Portfolio                                                  July 7, 2003
   ING VP Value Opportunity Portfolio                                              July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                                   October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                          October 6, 2003
   ING VP Financial Services Portfolio                                              May 1, 2004
   ING VP High Yield Bond Portfolio                                               October 6, 2003
   ING VP International Value Portfolio                                          November 3, 2003
   ING VP LargeCap Growth Portfolio                                               October 6, 2003
   ING VP MagnaCap Portfolio                                                      October 6, 2003
   ING VP MidCap Opportunities Portfolio                                          October 6, 2003
   ING VP Real Estate Portfolio                                                     May 1, 2004
   ING VP SmallCap Opportunities Portfolio                                        October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                    July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                               November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                                 July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                      July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                    October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                                                October 6, 2003
    The Bond Portfolio                                                            October 6, 2003
    The Money Market Portfolio                                                    October 6, 2003
    The Stock Portfolio                                                           October 6, 2003